EXHIBIT 10.6.2

FIRST AMENDMENT
TO THE
PIER 1 IMPORTS, INC. 1989
EMPLOYEE STOCK OPTION PLAN

          WHEREAS, PIER 1 IMPORTS, INC. (the “Company”) has heretofore adopted the PIER 1 IMPORTS, INC. 1989 EMPLOYEE STOCK OPTION PLAN; and

          WHEREAS, the stated plan has been restated and amended as of June 27, 1996 (such restated and amended plan herein the “Plan”); and

          WHEREAS, the Company desires to amend the Plan’s definition of “Subsidiary” contained in Section 2(l) to include within such definition wholly owned non-corporate business trust(s) of the Company;

          NOW, THEREFORE pursuant to Section 12 of the Plan, effective October 1, 1996, the Plan is amended as follows:

1.	Section 2(l) of the Plan is amended to read as follows:

“Subsidiary” means a subsidiary corporation of the Company as defined in Section 424(f) of the Code and/or any business trust owned either directly or indirectly by the Company.

          IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the stated effective date.

PIER 1 IMPORTS, INC.,
a Delaware corporation

By:
E. Mitchell Weatherly
Senior Vice President